Insight that enriches. Precision that empowers. Corporate Presentation October 2023 Exhibit 99.2

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, including specifically our clinical trials of lunresertib (RP-6306) and camonsertib; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates using our SNIPRx platform; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the duration and impact of the COVID-19 pandemic on our business and market volatility, unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Differentiated and expanding clinical-stage pipeline Lunresertib: First-in-class oral PKMYT1 inhibitor (Phase 1/2) Camonsertib: ATR inhibitor (Partnered with Roche) Additional near-term clinical programs Potential across multiple tumor types Proprietary CRISPR-enabled SNIPRx platform Focused on genomic instability and DNA damage repair within cancer cells Multiple clinical catalysts expected in 2023 and 2024 Cash runway into 2026 Developing Next-Generation Precision Oncology Therapeutics

Targeting the un-targetable through synthetic lethality

Genetic Alterations in Cancer

	Genetic Alterations in Cancer
Current Treatment Paradigm	Targetable Gain-of-function ~29%
Next Generation Therapeutics	Un-targetable Loss-of-function ~54%
	Un-targetable Gain-of-function ~17%

Specifically targeting and disrupting genes essential for cancer cell survival

SNIPRx identifies and targets necessary genes to induce synthetic lethality

- Highly targeted & tumor-type agnostic approach
- Exploiting cancer cell genomic instability, including DNA damage repair

Platform validated with established and expanding clinical-stage pipeline

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Enabling target identification & patient insights through SNIPRx® Predicted non-responders DRUG TARGET Small molecule inhibitor (clinical candidate) POTENTIAL SL DRUG TARGETS Viable VALIDATION NORMAL CELL CANCER-ASSOCIATED GENETIC LESION Predicted responders DRUG TARGET Viable Lethal SL genetic lesion STEP2 genetic alterations Lethal Select tumor lesion of interest Execute SNIPRx® CRISPR-Cas9 enabled screen campaign in isogenic cell lines Prioritize, select and validate druggable targets Develop potent and selective inhibitors Perform SNIPRx® Targeted Expansion of Patient Populations (STEP2) screens Conduct clinical trials in an enriched patient population

Expanding pipeline of precision oncology therapeutics

PROGRAM	TUMOR LESION	DRUG TARGET	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	RIGHTS
Camonsertib (RP-3500/ RG6526)	ATM + 16 STEP2 lesions	ATR	Ph2 TAPISTRY Ph1b/2 Morpheus-Lung Ph1/2 TRESR: Mono + PARP (talazoparib) Combo Ph1/2 ATTACC: PARP (olaparib/niraparib) Combo Ph1/2 TRESR: Gemcitabine Combo				Roche REPARE THERAPEUTICS
Lunresertib (RP-6306)	CCNE1, FBXW7 + others	PKMYT1	Ph2 CCTG ISTs Ph1 MYTHIC: Mono + Camonsertib Combo Ph1 MAGNETIC: Gemcitabine Combo Ph1 MINOTAUR: FOLFIRI Combo Ph1 Carboplatin/paclitaxel Combo IST				
RP-1664	Undisclosed	Undisclosed					
RP-3467 Polθ Inhibitor	BRCA1/2 + others	Polθ					
SNIPRx® Platform	Additional SL targets in advanced stages of development Discovery and validation of new SL precision oncology targets						Bristol Myers Squibb REPARE THERAPEUTICS

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Driving shareholder value through strategic collaborations Global development and commercialization collaboration for Camonsertib Multi-target discovery collaboration leveraging SNIPRx® discovery platform $135M upfront ~$1.2B potential milestones High single-digit to high-teens royalties 50/50 U.S. co-development, proﬁt/cost share and co-promotion option $65M upfront ~$3B potential milestones Royalties Both SL targets and “undruggable” targets outside our focus

Proven experience in drug discovery and development Leadership Team Scientific Founders Steve Forte, CPA Chief Financial Officer Michael Zinda, PhD Chief Scientific Officer Maria Koehler MD, PhD Chief Medical Officer Cameron Black, PhD Head of Discovery Philip Herman Chief Commercial, Portfolio Development Officer Daniel Bélanger Head of Human Resources Lloyd M. Segal President & CEO Kim A. Seth, PhD Chief Business Officer Daniel Durocher, PhD Developed CRISPR SL platform Deep DNA repair knowledge Lunenfeld-Tanenbaum Research Institute (LTRI) & professor at University of Toronto Agnel Sfeir, PhD DDR and cancer pathway investigator Pioneer in Polθ, genome instability Professor, MSKCC Frank Sicheri, PhD Globally recognized structural biologist, expert in eukaryotic cell signaling, drug mechanism of action LTRI & professor at University of Toronto

Lunresertib (RP-6306)

Lunresertib:

First-in-class, oral, small molecule, PKMYT1 inhibitor

Combination therapy achieved strong anti-tumor activity across multiple tumor types and tested genotypes; 33% overall response at preliminary RP2D (N=18)

50% RECIST response observed in camonsertib combination in largest cohort (gynecological tumors) at preliminary RP2D (N=10)

Proof of concept established for monotherapy and camonsertib combination in MYTHIC Phase 1 trial

Large, genomically defined potential patient population ~90K addressable population **including CCNE1, FBXW7 and PPP2R1A**

Validated preclinical synergy hypothesis and patient selection approach from proprietary SNIPRx platform

Encouraging safety and tolerability profile observed for oral monotherapy and combination therapy

RP2D, recommended phase 2 dose

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Lunresertib: The only clinical-stage therapeutic targeting PKMYT1

Protein Kinase within the Wee1 kinase family

Regulates cell cycle and is part of DNA damage repair-related signaling

Inactivates CDK1 via phosphorylation of threonine14 (T14) holding the cell in S phase until ready to undergo mitosis

CCNE1 amp or deleterious mutations in FBXW7 and PPP2R1A result in an extended S phase and reliance on PKMYT1 activity

Inhibiting PKMYT1 in these genomic backgrounds **may result in cell death** via mitotic catastrophe

Initially identified CCNE1 amplification sensitive to PKMYT1 inhibition



Median score of core essential genes
SNIPRx® SL Hits
PKMYT1
Potentially Druggable hits
Hit Cut-off (p-value 0.05)
CCNE1-O/E Synthetic Lethal Score (CCA)
Essentiality Score in RPE1 WT Cells (BAGEL)

STEP² screen identified additional genes (FBXW7 and PPP2R1A)



Hit Cut-off (FDR 0.05)
STEP² Hits
PP2A phosphatase regulators
FBXW7
Hit Cut-off (p-value 0.05)
PKMYT1i Sensitivity Score (CCA)
PKMYT1i Sensitivity Score (DrugZ)

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Addressing unmet need in critical patient populations

~90K patients
across tumor types;
~65K among top tumors

CCNE1 amplification or
inactivating mutations
in **FBXW7** and **PPP2R1A**

Genetic alterations **largely mutually exclusive**

Top Tumors (New Advanced Cases, US+UK/EU4)

Tumor Type	Prevalence of Genes of Interest	Eligible Patients
Uterine	28.9%	7,000
Ovarian	20.0%	6,300
Stomach	17.7%	9,000
Colorectal	14.7%	24,500
Bladder	12.2%	6,200
Cervical	11.8%	1,300
Esophageal	11.5%	4,500
Sarcoma[1]	7.8%	1,200
Lung Squamous[2]	7.6%	5,300



3.8%
12.9%
7.6%
4.7%
28.9%
19.0%
20.0%
10.2%
6.4%
17.7%
13.1%
14.7%
5.8%
6.3%
12.2%
9.1%
11.8%
7.1%
3.3%
11.5%
7.1%
7.8%
4.7%
7.6%
CCNE1
FBXW7
PPP2R1A
Multiple

Based on estimated number of pts treated in 1st line, advanced setting for diagnosed and new recurrent patients (CancerMPact®, Treatment Architecture, United States, 2021; accessed 5/19/23) and lesion prevalence (TCGA). [1] Soft Tissue Sarcoma only; [2] Squamous subtype of Non-Small Cell Lung Cancer only

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Evolving broad trial program: sponsored and collaborative

Key inclusion criteria:

Recurrent solid tumors
CCNE1
amplification or
PPP2R1A
FBXW7
inactivating mutations

Lunresertib Combination Therapy

- MAGNETIC: + Gemcitabine
- MYTHIC: + Camonsertib
- MINOTAUR: + FOLFIRI
- IST: + CCTG[1]
- IST: + Carbo/paclitaxel[2]
- 4 collaboration trials in advanced discussion

Determine RP2D dose / schedule

Progress to late-stage trials

Future Opportunities

Selected tumors with amplified CCNE1	Ovarian, Lung, Esophageal / Gastric
Selected tumors with FBXW7 loss	CRC, Other GI, Pan Tumor
Tumors with high rate of sensitivity genes	Endometrial, Bladder
Basket trial	Breast, Sarcoma, Bile Duct

[1] Canadian Clinical Trial Group (CCTG) collaborations include NCT05605509 and NCT05601440.
[2] SOC for 1st line ovarian cancer is carbo/paclitaxel (6 cycles) + PARPi maintenance therapy or carbo/paclitaxel with bevacizumab + bev maintenance therapy; this IST supports future potential 1st line combination studies as triplet therapy in patients with CCNE1 amplified tumors.

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Lunresertib: MYTHIC Preliminary Phase 1 Trial Results (M1: Monotherapy) (M2: Camonsertib Combination Therapy) MONOTHERAPY Safe, well tolerated, and anti-tumor activity established (N=67) Recommended Phase 2 dose: 80 to 100mg twice daily in intermittent schedule CAMONSERTIB COMBINATION THERAPY Safe, well tolerated, and promising anti-tumor activity across tumors and lunresertib-sensitizing genomic alterations (N=59) 23.6% OR; 41.8% CBR in efficacy-evaluable patients (N=55)  33.3% OR; 50.0% CBR at preliminary RP2D range, across all tumors (N=18) 38.5% OR; 57.7% CBR in patients with heavily pre-treated gynecologic cancers (N=26); 50% RECIST response at preliminary RP2D (N=10) Preliminary recommended Phase 2 dose: Lunresertib 80mg twice daily and camonsertib 80mg once daily, dose/schedule optimization ongoing OR, overall response; CBR, clinical benefit rate; RP2D, recommended phase 2 dose.

Anti-tumor activity with lunresertib monotherapy FBXW7 PPP2R1A Baseline Left external iliac chain LN TA #1 – Week 6 Overall response: cPR (RECIST) RECIST target lesion decrease -41% Received therapy for 8.3 months Female 73 years old Metastatic recurrent uterine carcinosarcoma & One RECIST responder Mutations Further, 7 patients with <30% tumor shrinkage, and 2 patients with PFS > 6 and 14 months, respectively Lunresertib: 80mg BID-I Right paratracheal LN BID-I, twice daily, intermittent; cPR, confirmed partial response; LN, lymph node; RECIST, Response Evaluation Criteria in Solid Tumors; PFS, progression free survival; RP2D, recommended phase 2 dose; TA, tumor assessment. 3 prior lines of therapy

PKMYT1 and ATR inhibitors synergize to enhance anti-tumor activity[1]

Lunresertib-sensitizing alterations engage ATR through replication stress


CCNE1 Amp
Mutant FBXW7
PKMYT1
Cyclin E
CDK2
Replication stress
Cyclin B
CDK1
P
Inactive
Mutant PPP2R1A
ATR
CHK1
CDC25

ATR activation (through CHK1-mediated inhibition of CDC25) results in inactive CDK1

Combination of ATR and PKMYT1 inhibition enhances CDK1 activation and premature mitosis


Lunre sertib
CCNE1 Amp
Mutant FBXW7
PKMYT1
Cyclin E
CDK2
Replication stress
Cyclin B
CDK1
Active
Mutant PPP2R1A
ATR
CHK1
CDC25
Camon sertib

[1]ANE poster B057: Gallo et al. Preclinical development of PKMYT1 and ATR inhibitor combinations. ATR, ataxia telangiectasia and Rad-3 related; CDC25, cell division cycle-25; CDK, cyclin-dependent kinase; CHK1, checkpoint kinase 1; PKMYT1, protein kinase, membrane associated tyrosine/threonine 1.

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Responses to combination observed across tumor types and lunresertib-sensitizing alterations

Tumor type	Genotype	Response	Best % change in TL from BL	Therapy (weeks)	Lines of prior Tx/ prior platinum
Endometrial	*PPP2R1A/FBXW7*	cPR	-55.9	30.4	3/Y
	PPP2R1A/CCNE1	cPR	-53.0	18.1	2/Y
	FBXW7	cPR*	-100.0	11.1+	3/Y
	FBXW7	uPR	-39.6	16.0	3/Y
	FBXW7	uPR*	-44.7	11.4+	3/Y
Ovarian	*CCNE1*	cPR*	-70.2	21.4+	2/Y
	CCNE1†	cPR*	-30.8	12.6+	3/Y
	CCNE1	CA-125	-16.9	29.0+	9/Y
	CCNE1	CA-125	-23.1	37.0+	2/Y
	CCNE1	CA-125	13.6	12.9+	5/Y
Cervical	*PPP2R1A*	cPR*	-44.4	11.0+	1/Y
Colorectal	*FBXW7*	cPR	-43.3	27.6	3/Y
Bile duct	*CCNE1*	cPR	-35.0	28.1	2/Y
Breast	*FBXW7*‡	uPR	-43.8	18.1	2/N

RECIST and tumor marker responses occurred early despite heavily pre-treated, relapsed/refractory patient population

** One response evaluable patient became uPR and four patients had responses confirmed after the Sept. 5, 2023 cutoff, data as of Oct. 6, 2023. Relevant patient tumor co-mutations †BRCA1 rearrangement and ‡BRCA2 biallelic loss. +Treatment ongoing. BL, baseline; cPR, confirmed partial response; RECIST, Response Evaluation Criteria in Solid Tumors; TL, target lesion; Tx, treatment; uPR, unconfirmed partial response.*

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*Efficacy evaluable patients only (≥1 post-baseline tumor assessment). Other tumor types include cervical (n=1), esophageal (n=1), GI (n=1), liver (n=1), lung (n=3), melanoma (n=1), osteosarcoma (n=1), pancreatic (n=2), and upper GI (n=1). CBR: overall response or time on treatment ≥ 16 wk w/o progression; CRC, colorectal cancer; RECIST, Response Evaluation Criteria in Solid Tumors (RECIST) Gynecologic Cancer InterGroup (GCIG); MRR, molecular response rate; OR, overall response based on RECIST or GCIG CA-125 response; RP2D, recommended phase 2 dose. Frequent and deep tumor reductions with lunre + cam combination across multiple tumor types In evaluable patients*, across all tumors/doses: OR: 23.6% (n=55)    CBR: 41.8% (n=55) MRR: 50.0% (n=24) At preliminary RP2D, across all tumors: OR: 33.3% (n=18)   CBR: 50.0% (n=18) CA-125 response Treatment ongoing + Tumor type: Ovarian Endometrial CRC Bile Duct Breast Other Best change from baseline in tumor size (%) 100 −80 80 60 40 20 0 −20 −40 −60 −100

Most patients with gynecologic cancers had tumor reductions with combination treatment * Gynecologic cancers: ovarian, endometrial, and cervical cancers. Data represent the efficacy evaluable population (≥1 post-baseline tumor assessment). CBR, clinical benefit rate; OR, overall response based on RECIST or GCIG CA-125 response; MRR, molecular response rate; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors ; Gynecological Cancer InterGroup (GCIG); RP2D, recommended phase 2 dose. Across all doses (n=26): Overall response: 38.5%; RECIST Response: 26.9% CBR: 57.7%; MRR: 8/10 (80%) At preliminary RP2D (n=10): Overall response: 60%; RECIST Response: 50% CBR: 70% Patients had 1-9 prior therapies (median=3); treatment ongoing in 11 patients; enrollment in expansion cohorts at RP2D continues Meaningful tumor reductions and durable clinical benefit observed in heavily pre-treated patients PR Tumor marker response Treatment ongoing Gynecologic cancers* Efficacy evaluable patients Weeks of treatment 0 4 8 12 16 20 24 28 32 36 40 Best change from baseline in tumor size (%) CA-125 response Treatment ongoing + 60 40 20 0 −20 −40 −60 −80 −100 At preliminary RP2D

Early response in recurrent FBXW7 mutated colorectal adenocarcinoma

Male
63 years old

Recurrent colorectal adenocarcinoma

FBXW7
Mutation

TP53 mut

3 prior lines of therapy

Lunre 240mg QD 3/4
Cam 80mg QD 3/4

Left para-aortic lymph node

Baseline | **TA - 6 weeks** | **TA - 12 weeks**



Pre-treatment | **On-treatment**

pCDK1-Thr14

γH2AX



ctDNA Dynamics


6%
4%
2%
0%
Allele frequency
0
10
20
30
40
Time on treatment (days)
Gene alteration:
ALK p.L1118F
APC p.A1485fs
APC p.E984*
FANCA p.L1167F
FBXW7 p.R505C
H3F3A p.HA114HG
TP53 p.R213*

- Overall response: cPR (RECIST)
- RECIST target lesion decrease -43.3%
- Received therapy for 27.6 weeks

3/4, 3 days on/4 days off; cPR, confirmed partial response; ctDNA, circulating tumor DNA; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose; TA, tumor assessment; Thr, threonine.

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Gradual response heralded by CA-125 decrease; recurrent *CCNE1* amplified ovarian cancer

Female
56 years old

High grade serous ovarian carcinoma

CCNE1
Amplification

TP53 mut

2 prior lines of therapy

RP2D:
Lunre 80mg BID 3/4
Cam 80mg QD 3/4

Tumor assessment



Baseline
6 wks
12 wks
18 wks
T01 Peritoneum
Size
LA: 1.6 cm
LA: 0.7 cm
LA: 0.5 cm
LA: 0.7 cm
T02 Peritoneum
Size
LA: 2.0 cm
LA: 1.3 cm
LA: 1.0 cm
LA: 1.0 cm
Pelvis
Size
LA: 2.1 cm
LA: 1.2 cm
Images not available in RECIST report
No visible lesion reported
Images not available in RECIST report
No visible lesion reported

CA-125 dynamics



CA-125 (U/mL)
450
400
350
300
250
200
150
100
50
0
0 3 6 9 12 15 18
Weeks on study

ctDNA dynamics



Gene alteration:
ARID1B p.Q122_Q128dup
CIC p.N1133fs
RET p.EV62DL
TP53 p.R280*
Allele frequency
15%
10%
5%
0%
0 5 10 15 20
Time on treatment (days)

- Overall response: cPR (RECIST)
- RECIST target lesion decrease -70.2%
- Therapy ongoing for >21 weeks

3/4, 3 days on/4 days off; cPR, confirmed partial response; ctDNA, circulating tumor DNA; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose.

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Prompt response in recurrent cervical carcinosarcoma with a PPP2R1A mutation Female 66 years old Recurrent cervical carcinosarcoma Mutation RP2D: Lunre 80mg BID 3/4 Cam 80mg QD 3/4 T01 Lymph node external iliac left PPP2R1A Baseline 6 weeks 12 weeks Tumor assessment CA-125 dynamics Overall response: cPR (RECIST) RECIST target lesion decrease -44.4% Therapy ongoing at 11 weeks 3/4, 3 days on/4 days off; BID, twice daily; CN, copy number; cPR, confirmed partial response; RECIST, Response Evaluation Criteria in Solid Tumors; QD, once daily; RP2D, recommended phase 2 dose; TA, tumor assessment. 1 prior line of therapy MYC amp TP53 mut

Camonsertib (RP-3500 / RG6526)

Camonsertib: Potential best-in-class ATR inhibitor Expanded potential with combination therapy Proof of concept established in Phase 1/2 monotherapy trial Durable antitumor activity in combination with PARP inhibitors and gemcitabine; meaningful clinical benefit in ovarian cancer Demonstrated synthetic lethal interaction of ATR and a network of genes identified by SNIPRx and STEP2 process Global development and commercialization collaboration with Roche; Initially advancing TAPISTRY Phase 2 and Morpheus Lung Phase 1b/2 trials

Potential across additional patient populations Top 10 Tumor Types* with Highest Prevalence of ATM Deficiency Top 10 Tumor Types* with Highest Prevalence of ATM Deficiency or STEP2 Genomic Alterations Source: *TCGA; Not weighted for tumor prevalence

Expanding clinical development through Roche collaboration

Repare Trials

TRESR Phase 1/2
Monotherapy (M1)
+ Talazoparib (M3)
+ Gemcitabine (M4)

ATTACC Phase 1/2
+ Olaparib / Niraparib

Roche Collaboration

TAPISTRY
Phase 2 (Initiation expected 2H 2023)

Morpheus Lung
Phase 1b/2

Robust clinical program potential

Note: Camonsertib monotherapy TRESR Module 2 expansion phase to be integrated into partnered clinical development plans under Roche IND

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Camonsertib: TRESR & ATTACC Phase 1/2 Trial Results MONOTHERAPY Favorable safety profile (N=120) Proof-of-concept established in ovarian cancer 25% OR; 75% CBR; 8+ months PFS Clinical benefit in patients with BRCA1/2 mutations COMBINATION THERAPY Clinically meaningful anti-tumor activity in combination with all leading PARP inhibitors Confirmed efficacy in platinum- and PARPi-resistant cancers 48% overall CBR (N=90) 32% OR; 58% CBR; ~7 months PFS in advanced ovarian cancer (N=19) OR, overall response; CBR, clinical benefit rate; PFS, progression free survival

Anti-tumor activity in ovarian cancer with monotherapy *Platinum refractory/resistant: progression on platinum or a platinum-free interval of <6 mo. CBR: OR or ≥16w on therapy without progression 25% Overall response (5/20*) 35w Median PFS 75% Clinical benefit rate (CBR) 90% (18/20) patients had prior PARPi 85% (17/20) patients platinum refractory/ resistant* Time on Treatment (wk) – Ovarian Time to Disease Progression or Death – Ovarian

Time on Treatment (wk) – BRCA1/BRCA2 Module 1 subjects with > 100mg/day dose levels Percent change from baseline in target lesions (BRCA1/BRCA2) Module 1 subjects > 100mg/day dose levels Clinically relevant benefit in patients with BRCA1/2 mutations with monotherapy CBR (OR or ≥16w on therapy without progression) was 48% for BRCA1 population, and 36% for BRCA2 14% Overall response in BRCA1/2 (RECIST, 5/37) 43% CBR for BRCA1/2 tumors 48% CBR for post-PARPi BRCA1/2 tumors

Durable clinical benefit observed with combination therapy

48% overall CBR
(N=90)

Benefit observed across multiple tumors, regardless of previous PARPi treatment

Similar benefit observed in patients with platinum-resistant tumors (ORR 12%, CBR 49%) and non-platinum-resistant tumors (ORR 13%, CBR 46%)



Tumor type
Ovarian
Breast
Pancreatic
Prostate
Bile duct
Colorectal
Others
With talazoparib
ORR = 10%
CBR = 46%
MRR = 65%
With niraparib
ORR = 18%
CBR = 59%
MRR = 79%
With olaparib
ORR = 10%
CBR = 41%
MRR = 56%
CR/PR, confirmed
CR/PR, unconfirmed
Tumor marker response
Treatment ongoing
Prior PARPi treated
Platinum refractory/resistant
0
8
16
24
32
40
48
56
64
72
80
Weeks of treatment

Included patients from efficacy analysis set.
ORR is based on overall response as best response of confirmed or unconfirmed CR or PR per RECIST v1.1 criteria or confirmed CA-125 response per Gynecological Cancer Intergroup; CBR is based on overall response or ≥16 weeks on treatment without progression; MRR is based on ctDNA molecular response as >50% decline in mVAF assessed by GuardantINFINITY or Tempus xF gene panel for patients with detectable somatic alterations.
CBR, clinical benefit rate; CR, complete response; PR, partial response; ORR, overall response rate; RECIST, Response Evaluation Criteria in Solid Tumors.

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Upcoming milestones 2H 2024 2H 2023 1H 2024 Camonsertib Phase 2 TAPISTRY trial initiation Lunresertib + carboplatin/paclitaxel combination Phase 1 IST initiation RP-1664 and RP-3467 (Polθi) focused investor event RP-1664 clinical trial initiation Initial lunresertib + FOLFIRI combination Phase 1 data RP-3467 (Polθi) clinical trial initiation Lunresertib + gemcitabine combination Phase 1 data Lunresertib + camonsertib combination Phase 1 data (expansion cohorts)

Developing Next-Generation Precision Oncology Therapeutics Differentiated and expanding clinical-stage pipeline Lunresertib: First-in class oral PKMYT1 inhibitor (Phase 1/2) Camonsertib: ATR inhibitor (Partnered with Roche) Additional near-term clinical programs Potential across multiple tumor types Proprietary CRISPR-enabled SNIPRx platform Focused on genomic instability and DNA damage repair within cancer cells Multiple clinical catalysts expected in 2023 and 2024 Cash runway into 2026

Insight that enriches. Precision that empowers. Corporate Presentation October 2023